July 21, 2004

THE DREYFUS/LAUREL FUNDS, INC. -
DREYFUS PREMIER BALANCED FUND

Supplement to Prospectus
dated March 1, 2004

At a meeting of the Board of Directors of The
Dreyfus/Laurel Funds, Inc., on behalf of Dreyfus Premier
Balanced Fund (the “Fund”), held on July 20, 2004, the Board approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the “Plan”) with respect to the Fund and
Dreyfus Premier Manager Funds II (the “Trust”), on behalf of
Dreyfus Premier Balanced Opportunity Fund (the “Acquiring
Fund”). The Plan provides for the transfer of the Fund’s assets to the Acquiring Fund in a tax-free exchange for shares of the
Acquiring Fund and the assumption by the Acquiring Fund of the
Fund’s stated liabilities, the distribution of shares of the Acquiring
Fund to Fund shareholders and the subsequent termination of the
Fund (the “Reorganization”). The Board of the Trust will be asked to consider the Plan at a Board meeting to be held in August 2004.

It is currently contemplated that holders of Fund shares as
of September 24, 2004 (the “Record Date”) will be asked to
approve the Plan on behalf of the Fund at a special meeting of shareholders to be held on or about December 1, 2004. If the Plan is approved, the Reorganization will become effective on or about
December 17, 2004.

A Prospectus/Proxy Statement with respect to the proposed
Reorganization will be mailed prior to the meeting to Fund
shareholders as of the Record Date. The Prospectus/Proxy
Statement will describe the Acquiring Fund and other matters.
Investors may obtain a free copy of the Prospectus of the
Acquiring Fund by calling 1-800-554-4611.

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